Exhibit 99.2

This Statement on Form 4 is filed by: (i) AESI II, L.P., (ii) Apollo European Strategic Management, L.P., (iii) Apollo European Strategic Management GP, LLC, (iv) Apollo Centre Street Partnership, L.P., (v) Apollo Centre Street Management, LLC, (vi) Zeus Investments, L.P., (vii) Apollo Zeus Strategic Advisors, L.P., (viii) Apollo Zeus Strategic Advisors, LLC, (ix) APH Holdings (DC), L.P., (x) Apollo Principal Holdings IV GP, Ltd., (xi) Apollo Credit Opportunity Trading Fund III, (xii) Apollo Credit Opportunity Fund III LP, (xiii) Apollo Credit Opportunity Fund (Offshore) III LP, (xiv) Apollo Credit Opportunity Management III LLC, (xv) AP Investment Europe III, L.P., (xvi) Apollo Europe Management III, LLC, (xvii) Apollo Hercules Partners, L.P., (xviii) Apollo Hercules Management, LLC, (xix) Apollo Union Street Partners, L.P., (xx) Apollo Union Street Management, LLC, (xxi) Apollo Thunder Partners, L.P., (xxii) Apollo Thunder Management, LLC, (xxiii) Apollo Kings Alley Credit Fund, L.P., (xxiv) Apollo Kings Alley Credit Fund Management, LLC, (xxv) Apollo Lincoln Private Credit Fund, L.P., (xxvi) Apollo Lincoln Private Credit Management, LLC, (xxvii) Apollo A-N Credit Fund (Delaware), L.P., (xxviii) Apollo A-N Credit Management, LLC, (xxix) Apollo Tower Credit Fund, L.P., (xxx) Apollo Tower Credit Management, LLC, (xxxi) Apollo Special Situations Fund, L.P., (xxxii) Apollo Special Situations Management, L.P., (xxxiii) Apollo Capital Management, L.P., (xxxiv) Apollo Capital Management GP, LLC, (xxxv) Apollo Management Holdings, L.P., and (xxxvi) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  May 3, 2018

Issuer Name and Ticker or Trading Symbol:  Laureate Holdings, Inc. [LAUR]

AESI II, L.P.

By:		AES Advisors II, L.P.
its general partner

By:	AES Advisors II GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, L.P.

By:		Apollo European Strategic Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC
Its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

ZEUS INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ZEUS STRATEGIC ADVISORS, L.P.

By:	Apollo Zeus Strategic Advisors, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ZEUS STRATEGIC ADVISORS, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APH HOLDINGS (DC), L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By:	Apollo Credit Opportunity Fund III LP
its general partner

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

By:	Apollo Credit Opportunity Fund (Offshore) III LP
its general partner

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT OPPORTUNITY FUND III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT OPPORTUNITY FUND (OFFSHORE) III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

AP INVESTMENT EUROPE III, L.P.

By:	Apollo Europe Advisors III, L.P.
its investment manager

By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO EUROPE MANAGEMENT III, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO HERCULES PARTNERS, L.P.

By:	Apollo Hercules Advisors, L.P.
its general partner

By:	Apollo Hercules Advisors GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO HERCULES MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.

By:	Apollo Union Street Advisors, L.P.
its general partner

By:	Apollo Union Street Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO UNION STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO THUNDER PARTNERS, L.P.

By:	Apollo Thunder Advisors, L.P.
its general partner

By:	Apollo Thunder Advisors GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO THUNDER MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President and Secretary

APOLLO KINGS ALLEY CREDIT FUND, L.P.

By:	Apollo Kings Alleys Credit Advisors, L.P.
its general partner

By: Apollo Kings Alley Credit Capital Management, LLC
its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO KINGS ALLEY CREDIT FUND MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President and Secretary

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By:	Apollo Lincoln Private Credit Advisors (APO DC), L.P.
its general partner

By: Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC
its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO LINCOLN PRIVATE CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO A-N CREDIT FUND (DELAWARE), L.P.

By:	Apollo A-N Credit Advisors (APO FC Delaware), L.P.
its general partner

	By:	Apollo A-N Credit Advisors (APO FC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO A-N CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO TOWER CREDIT FUND, L.P.

By:	Apollo Tower Credit Advisors, L.P.
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO TOWER CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President and Secretary

APOLLO SPECIAL SITUATIONS FUND, L.P.

By:	Apollo Special Situations Advisors, L.P.
its general partner

	By:	Apollo Special Situations Advisors GP
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO SPECIAL SITUATIONS MANAGEMENT, L.P.

By:	Apollo Special Situations Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Joseph D. Glatt
Name:		Joseph D. Glatt
Title:		Vice President